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                                                                    EXHIBIT 10.2


                             AMENDMENT NO. 2 TO THE
                             APPLIED MATERIALS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN


               APPLIED MATERIALS, INC., having adopted the Applied Materials, Inc. Executive Deferred Compensation Plan (the "Plan") effective as of July 1, 1993, and having amended and restated the Plan effective as of April 1, 1995, hereby further amends the Plan, effective as of December 1, 1997, by amending
Section 2.1.4 in its entirety to read as follows:

               2.1.4 Separate Election to Defer Bonuses. Each Eligible Employee who makes an election under this Section 2.1 shall make a separate Compensation Deferral election with respect to the bonus portion of his or her Compensation. An Eligible Employee's Compensation Deferral election with respect to his or her bonus shall be made no later than December 31 of the Company's fiscal year during which the Eligible Employee will perform the services for which a bonus may be paid.

               IN WITNESS WHEREOF, Applied Materials, Inc., by its duly authorized officer, has executed this Amendment No. 2 on the date indicated below.


                                       APPLIED MATERIALS, INC.


Dated:  August 27, 1998               By /s/ SEITARO ISHII
                                         ---------------------------------------
                                         SEITARO ISHII
                                         Group Vice President,
                                         Global Human Resources